UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement

[X] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

VERTEX ENERGY, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________
(2) Aggregate number of securities to which transaction applies: _____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________
(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

[  ] Fee paid previously with preliminary materials ______________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________
(2) Form, Schedule or Registration Statement No.: ____________________________
(3) Filing Party: ____________________________
(4) Date Filed: __________________________

EXPLANATORY NOTE

On April 26, 2013, Vertex Energy, Inc. filed a definitive proxy statement (the "Proxy Statement") and additional definitive proxy soliciting materials (consisting of a Notice Regarding The Availability Of Proxy Materials (the “Notice”)) with the Securities and Exchange Commission relating to a June 7, 2013, Annual Meeting of stockholders.

As a result of a clerical error, the Notice incorrectly stated that the Company was not soliciting proxies for the Annual Meeting.  The Company also inadvertently failed to file the Schedule 14A introductory language with such prior Notice filing.  The below Notice amends, replaces, and corrects the prior Notice.

Vertex Energy, Inc.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
DATE:	June 7, 2013
TIME:	at 10:00 AM (Local Time)
LOCATION:	Bay Oaks Country Club, 14545 Bay Oaks Blvd., Houston, Texas 77059

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/VTNR and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy Materials are available at: https://www.iproxydirect.com/VTNR

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before May 24, 2013.

you may enter your voting instructions at https://www.iproxydirect.com/VTNR until 11:59 pm eastern time June 6, 2013.
The purposes of this meeting are as follows:

1.The election of five directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.The Ratification of the Company’s 2013 Stock Incentive Plan;

3.The ratification of the appointment of LBB & Associates Ltd., LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013;

4.To consider an advisory vote on compensation of our named executive officers;

5.To consider an advisory vote on the frequency of the advisory vote on compensation of our named executive officers; and

6.Such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on April 18, 2013 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share and Series A Preferred Stock, Par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ proposals 1 through 4 and proposal 6, above, and for “3 years” for Proposal 5, above.
Please note – This is not a Proxy Card - you cannot vote by returning this card

FIRST-CLASS MAIL
US POSTAGE
PAID
CARY NC
PERMIT # 869

Vertex Energy, Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT